BlackRock Allocation Target Shares

BATS: Series A Portfolio

BATS: Series C Portfolio

BATS: Series E Portfolio

BATS: Series I Portfolio

BATS: Series M Portfolio

BATS: Series P Portfolio

BATS: Series S Portfolio

BATS: Series V Portfolio

(each, a “Fund”)

Supplement dated May 23, 2024 to the Prospectus (each, a “Prospectus”) and Statement of Additional Information (each, an “SAI”) of each Fund

Effective May 28, 2024, each Prospectus is amended as follows:

The following disclosure replaces the fourth paragraph of the section of each Prospectus entitled “Purchase and Redemption of Shares:”

Redemption proceeds will ordinarily remain in a shareholder’s managed account and may be reinvested in shares of the Fund or other securities at the discretion of BIM LLC (or other investment adviser to whom BIM LLC provides investment recommendations). Redemption proceeds will normally be wired to the account within one business day after the redemption request is received, but may take up to seven business days, if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. Redemption proceeds that are paid in cash will be sent by wire only; however, shareholders who are no longer eligible to invest in the Fund may elect to receive their redemption proceeds by check.

The following disclosure replaces the fourth paragraph of the section of each SAI entitled “Redemption of Shares—Redemption—Redeem in Writing:”

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within one business day of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Shareholders should retain this Supplement for future reference.

PRSAI-BATS-0524SUP